Energy Development Company

KED Quarterly Report

February 28, 2013

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end management investment company organized under the laws of the State of Maryland. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our operations are externally managed and advised by our investment adviser, KA Fund Advisors, LLC (“KAFA” or the “Adviser”), pursuant to an investment management agreement. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in private and public entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in Note 1 — Organization).

As of February 28, 2013, we had total assets of $373.0 million, net assets of $259.2 million (net asset value per share of $24.88), and 10.4 million shares of common stock outstanding. As of February 28, 2013, we held $333.4 million in equity investments and $34.5 million in debt investments.

Recent Events

On March 5, 2013, through a series of transactions, we exchanged all of our equity investment in ProPetro Services, Inc. (“ProPetro”) and a portion of our First Lien Term C Loan for a First Lien Term B Loan issued by ProPetro that matures on June 30, 2015 ($9.8 million principal amount). The First Lien Term B Loan pays interest in cash at a rate of 10.00% per annum. Our remaining investment in the First Lien Term C Loan was repaid in cash at par value including accrued interest ($9.8 million).

On March 11, 2013, we amended our senior secured revolving credit facility (the “Credit Facility”) to add a new lender to the syndicate and to increase the total commitment amount by $10.0 million to $95.0 million. All other terms of the Credit Facility, including its maturity date of March 30, 2014, remained the same.

On March 22, 2013, our largest investment, Direct Fuels Partners, L.P., (“Direct Fuels”) announced plans with two other private companies to form a variable-pay MLP called Emerge Energy Services LP (“Emerge”). The two other private companies are involved in fuel wholesaling, transmix processing and frac sand production. Emerge filed a registration statement with the Securities and Exchange Commission (“SEC”) on March 22, 2013. We expect that an IPO of Emerge would result in our receipt of a combination of cash and Emerge common units. Additionally, our Preferred A, B and C Units in Direct Fuels are expected to be redeemed for cash immediately prior to an IPO. We can provide no assurance as to the final terms, timing and estimated proceeds from Emerge’s IPO.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Our Top Ten Portfolio Investments as of February 28, 2013

Listed below are our top ten portfolio investments by issuer as of February 28, 2013.

Holding	Public/ Private	Equity/ Debt	Sector	Amount ($ in millions)	Percent of Long-Term Investments
1. Direct Fuels Partners, L.P.	Private	Equity	Midstream	$46.7	12.7%
2. VantaCore Partners LP	Private	Equity	Aggregates	26.8	7.3
3. ProPetro Services, Inc.	Private	Equity/Debt	Oilfield Services	19.4	5.3
4. Enterprise Products Partners L.P.	Public	Equity	Midstream	19.3	5.2
5. Crestwood Holdings Partners, LLC	Private	Debt	Midstream	14.4	3.9
6. MarkWest Energy Partners, L.P.	Public	Equity	Midstream	14.4	3.9
7. Energy Transfer Equity, L.P.	Public	Equity	Midstream	14.3	3.9
8. Regency Energy Partners L.P.	Public	Equity	Midstream	13.8	3.7
9. DCP Midstream Partners, LP	Public	Equity	Midstream	12.0	3.3
10. Plains All American Pipeline, L.P.	Public	Equity	Midstream	11.3	3.1

				$192.4	52.3%

Results of Operations — For the Three Months Ended February 28, 2013

Investment Income.    Investment income totaled $2.5 million for the quarter and consisted primarily of net dividends and distributions and interest income on our debt investments. We received $6.1 million of dividends and distributions, of which $4.7 million was treated as a return of capital during the quarter. Interest income was $1.1 million, of which $0.4 million was paid-in-kind interest from ProPetro. We received $0.2 million of paid-in-kind dividends during the quarter, which are not included in investment income, but are reflected as an unrealized gain and $0.7 million of non-cash distributions from VantaCore Partners LP (“VantaCore”) that is included in investment income.

Operating Expenses.    Operating expenses totaled $2.4 million, including $1.5 million of investment management fees, $0.6 million of interest expense and $0.3 million of other operating expenses. Interest expense included $0.1 million of amortization of debt issuance costs.

Net Investment Income.    Our net investment income totaled $0.1 million and included a current income tax expense of $0.02 million.

Net Realized Gains.    We had net realized gains from investments of $2.1 million, after taking into account a deferred income tax expense of $0.2 million and a current income tax expense of $1.0 million.

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $14.1 million. The net change consisted of $22.3 million of unrealized gains from investments and a deferred income tax expense of $8.2 million.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $16.3 million. This increase was comprised of net investment income of $0.1 million; net realized gains of $2.1 million; and net unrealized gains of $14.1 million, as noted above.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to KAFA, (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 28, 2013
Distributions and Other Income from Investments
Dividends and Distributions	$5.4
Paid-In-Kind Dividends and Non-Cash Distributions(1)	0.9
Cash Interest and Other Income	0.7
Paid-In-Kind Interest(2)	0.4

Total Distributions and Other Income from Investments	7.4
Expenses
Investment Management Fee	(1.5)
Other Expenses	(0.3)
Interest Expense	(0.5)

Net Distributable Income (NDI)	$5.1

Weighted Average Shares Outstanding	10.4
NDI per Weighted Average Share Outstanding	$0.49

Adjusted NDI per Weighted Average Share Outstanding(3)	$0.43

Distributions paid per Common Share(4)	$0.435

(1)	Includes $0.2 million of paid-in-kind dividends from Buckeye Partners, L.P. (Class B Units) and Kinder Morgan Management, LLC and $0.7 million of non-cash distributions from VantaCore common and Preferred A units.

(2)	Paid-in-kind interest from ProPetro’s senior secured term loan.

(3)	Adjusted to exclude $0.7 million of non-cash distributions from VantaCore common and Preferred A units.

(4)	The distribution of $0.435 per share for the first quarter of fiscal 2013 will be paid to common stockholders on April 26, 2013 to common stockholders of record on April 19, 2013. This distribution represents an increase of 11.5% from the distribution for the quarter ended February 29, 2012.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors which include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months;

•	The extent to which NDI is comprised of paid-in-kind dividends or non-cash interest and distributions;

•	The impact of potential liquidity events at our portfolio companies; and

•	Realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•

NDI includes the value of paid-in-kind dividends, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs related to our debt financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

As of February 28, 2013, our amended and restated senior secured revolving credit facility (the “Credit Facility”) had a total commitment amount of $85.0 million. On March 11, 2013, we amended our Credit Facility to add a new lender to the syndicate and to increase the total commitment amount by $10.0 million to $95.0 million. All other terms of the Credit Facility, including its maturity date of March 30, 2014, remained the same. Outstanding loan balances under the Credit Facility accrue interest at an annual rate equal to LIBOR plus 2.00% based on the current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds that are traded), the interest rate will increase to LIBOR plus 3.00%. We pay a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

The maximum amount that we can borrow under our Credit Facility is limited to the lesser of our commitment amount of $85.0 million ($95.0 million following our March 11, 2013 amendment) and our borrowing base. Our borrowing base, subject to certain limitations, is generally calculated by multiplying the fair value of each of our investments by an advance rate. The total contribution to our borrowing base from private MLPs is limited to no more than 25% of the total borrowing base, and there is a $8.5 million limit ($9.5 million following our March 11, 2013 amendment) on the borrowing base contribution from any single issuer.

As of February 28, 2013, we had $75.0 million of borrowings under our Credit Facility (at an interest rate of 2.21%), which represented 52.1% of our borrowing base of $143.9 million (58.4% of our borrowing base of $128.5 million attributable to quoted securities). At February 28, 2013, our asset coverage ratio under the Investment Company Act of 1940, as amended (the “1940 Act”), was 446%.

As of April 18, 2013, we had $79.0 million borrowed under our Credit Facility (at an interest rate of 2.20%), and we had $1.0 million of cash. Our borrowings represented 47.4% of our borrowing base of $166.8 million (51.7% of our borrowing base of $152.7 million attributable to quoted securities).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2013

(amounts in 000’s) (UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 141.9%
Equity Investments(1) — 128.6%
United States — 128.6%
Public MLP and Other Equity — 94.6%
Access Midstream Partners, L.P.	188	$7,003
Alliance Holdings GP, L.P.	66	3,449
Buckeye Partners, L.P.(2)	101	5,623
Buckeye Partners, L.P. — Class B Units(2)(3)(4)	105	5,621
Capital Product Partners L.P.	352	2,813
Copano Energy, L.L.C.	13	501
Crestwood Midstream Partners LP	319	8,005
Crosstex Energy, L.P.	300	5,062
DCP Midstream Partners, LP	297	12,049
El Paso Pipeline Partners, L.P.	231	9,635
Enbridge Energy Partners, L.P.	220	6,098
Energy Transfer Equity, L.P.	268	14,268
Energy Transfer Partners, L.P.	110	5,264
Enterprise Products Partners L.P.	341	19,305
Exterran Partners, L.P.	259	6,105
Global Partners LP	205	6,908
Inergy, L.P.	200	4,000
Inergy Midstream, L.P.	25	587
Inergy Midstream, L.P. — Unregistered(4)	238	5,501
Kinder Morgan Management, LLC(3)	95	7,853
Legacy Reserves LP	14	361
MarkWest Energy Partners, L.P.(2)	251	14,355
Mid-Con Energy Partners, LP	15	323
MPLX LP	28	902
NuStar Energy L.P.	18	909
ONEOK, Inc.	28	1,251
ONEOK Partners, L.P.	191	10,448
PetroLogistics LP	65	1,017
Plains All American Pipeline, L.P.(2)	206	11,253
PVR Partners, L.P.(2)	366	8,500
Regency Energy Partners LP	581	13,830
SandRidge Mississippian Trust II	79	1,060
SandRidge Permian Trust	115	1,799
Summit Midstream Partners, LP	223	5,031
SunCoke Energy Partners, L.P.(5)	100	1,970
Targa Resources Partners LP	116	4,796
Teekay LNG Partners L.P.	27	1,073
Teekay Offshore Partners L.P.	133	3,712
Tesoro Logistics LP	68	3,414
USA Compression Partners, LP(5)	114	2,117
The Williams Companies, Inc.	95	3,308
VOC Energy Trust	68	884
Western Gas Equity Partners, LP	19	642
Western Gas Partners, LP	159	8,714
Williams Partners L.P.	158	7,828

		245,147

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2013

(amounts in 000’s) (UNAUDITED)

Description			No. of Shares/Units	Value
Private MLP and Other Private Equity(2)(4) — 34.0%
Direct Fuels Partners, L.P. — Class A Common Units			2,500	$43,750
Direct Fuels Partners, L.P. — Convertible Preferred Units(6)			144	2,925
Plains All American GP LLC			3	9,392
ProPetro Services, Inc.(7)			150,097	5,356
VantaCore Partners LP — Common Units(3)			2,187	19,681
VantaCore Partners LP — Class A Preferred Units(3)(8)			300	4,943
VantaCore Partners LP — Class B Preferred Units(9)			133	2,202

				88,249

Total Equity Investments (Cost $256,797)				333,396

	Interest Rate	Maturity Date	Principal Amount
Debt Investments — 13.3%
United States — 13.0%
Midstream — 5.6%
Crestwood Holdings Partners, LLC	(10)	3/26/18	$13,972	14,391

Upstream — 2.0%
Halcón Resources Corporation	9.750%	7/15/20	2,000	2,218
Rex Energy Corporation	8.875	12/1/20	2,946	3,012

				5,230

Other Energy — 5.4%
ProPetro Services, Inc.(2)(4)(11)	13.000	6/30/13	14,093	14,093

Total United States (Cost $58,171)				33,714

Canada — 0.3%
Upstream — 0.3%
PetroBakken Energy Ltd. (Cost $747)	8.625	2/1/20	750	769

Total Debt Investments (Cost $58,918)				34,483

Total Long-Term Investments — 141.9% (Cost $315,715)				367,879

Credit Facility				(75,000)
Other Liabilities in Excess of Other Assets				(33,637)

Net Assets				$259,242

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	The Company believes that it is an affiliate of Buckeye Partners, L.P., Direct Fuels Partners, L.P., MarkWest Energy Partners, L.P., Plains All American GP LLC, Plains All American Pipeline, L.P., ProPetro Services, Inc. (“ProPetro”), PVR Partners, L.P. and VantaCore Partners LP (“VantaCore”). See Note 6 — Agreements and Affiliations.

(3)	All or a portion of distributions are paid-in-kind.

(4)	Fair valued and restricted security. See Notes 2, 3 and 9 in Notes to Financial Statements.

(5)	Security is not currently paying cash distributions, but is expected to pay cash distributions within the next 12 months.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

FEBRUARY 28, 2013

(amounts in 000’s) (UNAUDITED)

(6)	The Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. See Note 9 — Restricted Securities.

(7)	Security is non-income producing. On March 5, 2013, the Company through a series of transactions exchanged its debt and equity interests in ProPetro for $9,754 in cash and a First Lien Term B Loan. The First Lien Term B Loan matures on June 30, 2015 ($9,754 principal amount) and pays interest in cash at a rate of 10.00% per annum. See Note 12 — Subsequent Events.

(8)	The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the Common and Class A Preferred Units to the extent that such units did not receive full cash distributions. The Class A Preferred Units have a minimum quarterly distribution of $0.475 per unit and are senior to VantaCore’s Common Units in liquidation preference. See Note 9 — Restricted Securities.

(9)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in distributions and liquidation preference. See Note 9 — Restricted Securities.

(10)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 825 basis points with a 1.5% LIBOR floor (9.75% as of February 28, 2013).

(11)	First Lien Term C Loan. The security pays interest in-kind that is added to the outstanding principal of the term loan at a rate of 13.00%. See Footnote 7 above, Note 2 — Investment Income and Note 12 — Subsequent Events.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 28, 2013

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $171,616)	$220,185
Affiliated (Cost — $144,099)	147,694

Total investments (Cost — $315,715)	367,879
Cash	1,144
Interest, dividends and distributions receivable	383
Other receivable	2,900
Debt issuance costs, prepaid expenses and other assets	731

Total Assets	373,037

LIABILITIES
Payable for securities purchased	2,300
Investment management fee payable	1,538
Accrued directors’ fees and expenses	72
Accrued expenses and other liabilities	628
Current income tax liability	951
Deferred income tax liability	33,306
Credit facility	75,000

Total Liabilities	113,795

NET ASSETS	$259,242

NET ASSETS CONSIST OF
Common stock, $0.001 par value (200,000,000 shares authorized; 10,418,845 shares issued and outstanding)	$10
Paid-in capital	201,259
Accumulated net investment loss, net of income taxes, less dividends	(40,445)
Accumulated net realized gains on investments, net of income taxes	65,729
Net unrealized gains on investments, net of income taxes	32,689

NET ASSETS	$259,242

NET ASSET VALUE PER SHARE	$24.88

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2013

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$2,895
Affiliated investments	3,158

Total dividends and distributions	6,053
Return of capital	(4,674)

Net dividends and distributions	1,379
Interest and other income — non-affiliated investments	678
Interest — affiliated investments	448

Total Investment Income	2,505

Expenses
Investment management fees	1,538
Professional fees	114
Directors’ fees and expenses	75
Insurance	17
Administration fees	21
Other expenses	103

Total Expenses — Before Interest Expense	1,868
Interest expense	542

Total Expenses	2,410

Net Investment Income — Before Income Taxes	95
Current income tax expense	(20)
Deferred income tax expense	(4)

Net Investment Income	71

REALIZED AND UNREALIZED GAINS
Net Realized Gains
Investments — non-affiliated	3,415
Current income tax expense	(1,033)
Deferred income tax expense	(224)

Net Realized Gains	2,158

Net Change in Unrealized Gains
Investments — non-affiliated	14,674
Investments — affiliated	7,659
Deferred income tax expense	(8,219)

Net Change in Unrealized Gains	14,114

Net Realized and Unrealized Gains	16,272

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,343

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended November 30, 2012
OPERATIONS
Net investment income	$71		$808
Net realized gains	2,158		9,885
Net change in unrealized gains	14,114		13,630

Net Increase in Net Assets Resulting from Operations	16,343		24,323

DIVIDENDS AND DISTRIBUTIONS
Dividends	(3,510	)(1)	(16,794	)(2)
Distributions — return of capital	(964	)(1)	—	(2)

Dividends and Distributions	(4,474)		(16,794)

CAPITAL STOCK TRANSACTIONS
Issuance of 13,715 and 62,400 shares of common stock from reinvestment of dividends and distributions	356		1,458

Total Increase in Net Assets	12,225		8,987

NET ASSETS
Beginning of period	247,017		238,030

End of period	$259,242		$247,017

(1)	This is an estimate of the characterization of the distributions paid to common stockholders for the three months ended February 28, 2013 as either a dividend (eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based solely on the Company’s operating results during the period and does not reflect the expected results during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2012 as either a dividend (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 28, 2013

(amounts in 000’s) (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$16,343
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	4,674
Net realized gains on investments	(3,415)
Net unrealized gains on investments	(22,333)
Accretion of bond discount, net	(18)
Purchase of long-term investments	(45,180)
Proceeds from sale of long-term investments	33,982
Decrease in receivable for securities sold	5,449
Decrease in interest, dividends and distributions receivable	249
Amortization of deferred debt issuance costs	108
Increase in prepaid expenses and other assets	(1)
Increase in payable for securities purchased	1,741
Increase in investment management fee payable	28
Decrease in accrued directors’ fees and expenses	(6)
Increase in accrued expenses and other liabilities	55
Increase in current income tax liability	491
Increase in deferred income tax liability	8,447

Net Cash Provided by Operating Activities	614

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility	3,000
Cash distributions paid to stockholders	(4,118)

Net Cash Used in Financing Activities	(1,118)

NET DECREASE IN CASH	(504)
CASH — BEGINNING OF PERIOD	1,648

CASH — END OF PERIOD	$1,144

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $356 for the three months ended February 28, 2013.

During the three months ended February 28, 2013, there were $605 of federal income taxes paid and $43 of state income tax refunds, net of payments. Interest paid was $426.

During the three months ended February 28, 2013, the Company received $227 of paid-in-kind dividends, $703 of non-cash distributions and $448 of paid-in-kind interest. See Note 2 — Investment Income.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended November 30,						For the Period September 21, 2006 through November 30, 2006
			2012	2011	2010	2009	2008	2007
Per Share of Common Stock(1)
Net asset value, beginning of period	$23.74		$23.01	$20.56	$16.58	$16.10	$23.95	$24.03	$23.32
Net investment income (loss)	0.01		0.08	0.25	(0.18)	0.10	0.09	0.08	(0.07)
Net realized and unrealized gain (loss) on investments	1.56		2.27	3.60	5.39	1.68	(5.89)	1.18	0.78
Net change in unrealized losses — conversion to taxable corporation	—		—	—	—	—	(0.38)	—	—

Total income (loss) from investment operations	1.57		2.35	3.85	5.21	1.78	(6.18)	1.26	0.71

Dividends(2)	(0.34)		(1.62)	(1.37)	(0.51)	—	—	(0.95)	—
Distributions from net realized long-term capital gains(2)(3)	—		—	—	—	—	—	(0.15)	—
Distributions — return of capital(2)	(0.09)		—	—	(0.69)	(1.30)	(1.67)	(0.24)	—

Total dividends and distributions	(0.43)		(1.62)	(1.37)	(1.20)	(1.30)	(1.67)	(1.34)	—

Effect of shares issued in reinvestment of distributions	—		—	(0.03)	(0.03)	—	—	—	—

Net asset value, end of period	$24.88		$23.74	$23.01	$20.56	$16.58	$16.10	$23.95	$24.03

Market value per share, end of period	$27.18		$26.01	$20.21	$18.21	$13.53	$9.63	$23.14	$22.32

Total investment return based on market value(4)	6.2	%(5)	37.8%	19.3%	45.8%	56.0%	(54.8)%	9.3%	(10.7	)%(5)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 28, 2013 (Unaudited)		For the Fiscal Year Ended November 30,						For the Period September 21, 2006 through November 30, 2006
			2012	2011	2010	2009	2008	2007
Supplemental Data and Ratios(6)
Net assets, end of period	$259,242		$247,017	$238,030	$211,041	$168,539	$162,687	$240,758	$240,349
Ratio of expenses to average net assets:
Management fees	2.5%		2.4%	2.4%	2.1%	2.0%	0.4%	3.1%	2.4%
Other expenses	0.5		0.6	0.7	1.0	1.3	1.1	0.9	1.3

Subtotal	3.0		3.0	3.1	3.1	3.3	1.5	4.0	3.7
Interest expense	0.9		0.9	0.8	0.9	0.8	2.0	1.0	—
Management fee waivers	—		—	—	—	—	—	(0.4)	(0.5)

Expenses (excluding tax expense)	3.9		3.9	3.9	4.0	4.1	3.5	4.6	3.2
Tax expense	15.2		5.6	10.0	16.3	6.9	— (7)	0.8	—

Total expenses(8)	19.1%		9.5%	13.9%	20.3%	11.0%	3.5%	5.4%	3.2%

Ratio of net investment income (loss) to average net assets	0.1%		0.3%	1.1%	(1.0)%	0.7%	0.4%	0.3%	(0.3)%
Net increase (decrease) in net assets resulting from operations to average net assets	6.5	%(5)	9.9%	17.1%	28.3%	11.3%	(29.5)%	5.1%	3.0	%(5)
Portfolio turnover rate	9.7	%(5)	34.6%	68.1%	33.4%	20.9%	27.0%	28.8%	5.6	%(5)
Average net assets	$253,129		$246,183	$231,455	$188,307	$160,847	$211,531	$246,468	$234,537
Average shares of common stock outstanding	10,409,245		10,372,215	10,301,878	10,212,289	10,116,071	10,073,398	10,014,496	10,000,060
Average amount of borrowings outstanding under the credit facility	$75,289		$78,180	$62,559	$54,956	$53,422	$75,563	$32,584	—
Asset coverage of total debt(9)	445.7%		443.1%	409.1%	470.2%	n/a	n/a	n/a	n/a
Average amount of borrowings outstanding per share of common stock during the period	$7.23		$7.54	$6.07	$5.38	$5.28	$7.50	$3.25	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	The information presented for the three months ended February 28, 2013 is an estimate of the characterization of the distribution paid and is based on the Company’s operating results during the period. The information presented in each of the other periods is a characterization of a portion of the total distributions paid to common stockholders as either dividends (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Company’s earnings and profits.

(3)	For the fiscal year ended November 30, 2007 and prior periods, the Company was treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation, and, as a result, the categorization of distributions from net realized long-term capital gains is no longer applicable.

(4)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Not annualized.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal year ended November 30, 2008, the Company accrued deferred income tax benefits of $33,264 (15.5% of average net assets) primarily related to unrealized losses on investments. Realization of a deferred tax benefit is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. Because it could not have been predicted whether the Company would incur a benefit in the future, a deferred income tax expense of 0% was assumed.

(8)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness divided by senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Credit Facility is considered a senior security representing indebtedness. Prior to July 7, 2010, the Company was a business development company (“BDC”) under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” Prior to November 30, 2007, the Company was treated as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended. Since December 1, 2007, the Company has been taxed as a corporation. See Note 4 — Income Taxes.

From inception through July 6, 2010, the Company had elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). On June 30, 2010, the Company’s stockholders approved the withdrawal of its election to be treated as a BDC under the 1940 Act, and on July 7, 2010, the Company filed the withdrawal with the Securities and Exchange Commission (the “SEC”), which was effective upon receipt. The Company is also no longer subject to the requirement that 70% of its portfolio be comprised of “qualifying assets,” which generally include domestic private companies.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value no less frequently than as of the last day of each quarter based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication quarterly. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Company may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sale price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of trading on such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Company for which reliable market quotations are not readily available, valuations are determined in a manner that most accurately reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets each quarter to consider valuations presented by KAFA, which were made in accordance with valuation procedures adopted by the Board of Directors in such quarter. The Valuation Committee’s valuation determinations are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities. The independent valuation firm provides third-party valuation consulting services to the Board of Directors, which consist of certain limited procedures that the Company identified and requested them to perform. As of February 28, 2013, the independent valuation firm performed limited procedures on investments in six portfolio companies and a receivable associated with the sale of its investment in International Resource Partners LP (“IRP”), comprising approximately 31.2% of total assets. Upon completion of the limited procedures, the independent valuation firm concluded that the fair value of those investments subjected to the limited procedures appeared reasonable.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At February 28, 2013, the Company held 44.9% of its net assets applicable to common stockholders (31.2% of total assets) in securities and a receivable that were fair valued pursuant to the procedures adopted by the

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Board of Directors. The aggregate fair value of these securities ($113,464) and the other receivable ($2,900) at February 28, 2013 was $116,364. See Note 3 — Fair Value and Note 9 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Company has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Company enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Company to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of February 28, 2013, the Company did not have any repurchase agreements.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

G. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations. As of February 28, 2013, the Company did not have any derivative financial instruments.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

H. Return of Capital Estimates — Dividends and distributions received from the Company’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates that 90% of the distributions received from Public MLPs will be treated as a return of capital. Such estimates for Public or Private MLPs and other investments are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (i) the components of total dividends and distributions from the Company’s private and public investments, (ii) the percentage of return of capital attributable to each category and (iii) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses). In accordance with GAAP, the return of capital cost basis reductions are limited to the total amount of the cash distributions received, but for income tax purposes, the cost basis reductions typically exceed cash distributions received due to allocated losses from MLP investments. See Note 4 – Income Taxes.

For the Three Months Ended February 28, 2013
Distributions from private MLPs	$2,540
Distributions from public MLPs and dividends from other public equity investments	3,513

Total dividends and distributions from investments	$6,053

Distributions from private MLPs — % return of capital	64%
Distributions from public MLPs and dividends from other public equity investments — % return of capital	87%
Total dividends and distributions — % return of capital	77%
Return of capital — attributable to net realized gains (losses)	$434
Return of capital — attributable to net change in unrealized gains (losses)	4,240

Total return of capital	$4,674

I. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three months ended February 28, 2013, the Company did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Company’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

During the three months ended February 28, 2013, the Company recognized $448 of paid-in-kind interest, which increased the outstanding principal of the Company’s first lien debt investment in ProPetro Services, Inc. (“ProPetro”). On March 5, 2013, the Company exchanged all of its equity investment in ProPetro and a portion of its First Lien Term C Loan for a First Lien Term B Loan issued by ProPetro. The First Lien Term B Loan pays interest in cash at a rate of 10.00% per annum and has a maturity date of June 30, 2015 ($9,754 principal amount). The Company’s remaining investment in the First Lien Term C Loan was repaid in cash at par value including accrued interest ($9,754). (See Note 12 — Subsequent Events).

The Company receives paid-in-kind dividends in the form of additional units from its investments in Buckeye Partners, L.P. (Class B Units) and Kinder Morgan Management, LLC. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received but are recorded as unrealized gains upon receipt.

The Company receives non-cash distributions in the form of additional units from its investment in VantaCore Partners LP (“VantaCore”). Non-cash distributions are reflected in investment income, and the Company estimates return of capital on these non-cash distributions.

During the three months ended February 28, 2013, the Company received the following paid-in-kind dividends and non-cash distributions.

For the Three Months Ended February 28, 2013
Paid-in-kind dividends
Buckeye Partners, L.P. (Class B Units)	$107
Kinder Morgan Management, LLC	120

$227

Non-cash distributions
VantaCore Partners LP	703

Total paid-in-kind and non-cash dividends	$930

J. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Company’s operating results during the period. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Company can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

K. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three months ended February 28, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years from 2009 to 2012 remain open and subject to examination by tax jurisdictions.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). The Company adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

ASU No. 2011-04 requires the inclusion of additional disclosures on assumptions used by the Company to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Company (i) describe the valuation process, (ii) disclose quantitative information about unobservable inputs and (iii) provide a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

The following table presents the Company’s assets and liabilities measured at fair value on a recurring basis at February 28, 2013, and the Company presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	One or More Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$333,396	$234,025	$—	$99,371
Debt investments	34,483	—	20,390	14,093
Other receivable(1)	2,900	—	—	2,900

Total assets at fair value	$370,779	$234,025	$20,390	$116,364

(1)	On April 18, 2011, the Company completed its sale of IRP to James River. A portion of the total consideration was placed in escrow with the balance being paid in cash. The other receivable, included on the Company’s statement of assets and liabilities, represents the estimated fair value of its remaining part of the escrow ($2,900) at February 28, 2013. The Company anticipates that settlement of the remaining escrow will occur over the next 12 to 24 months.

The Company did not have any liabilities that were measured at fair value on a recurring basis at February 28, 2013. For the three months ended February 28, 2013, there were no transfers between Level 1 and Level 2.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2013.

	Equity	Debt	Other Receivable(1)	Total
Balance — November 30, 2012	$90,793	$13,645	$2,900	$107,338
Sales	—	—	—	—
Realized gains (losses)	—	—	—	—
Unrealized gains, net(2)	2,768	448	—	3,216
Purchase	5,000	—	—	5,000
Issuances	810	—	—	810
Transfers out	—	—	—	—

Balance — February 28, 2013	$99,371	$14,093	$2,900	$116,364

(1)	The amount reflects the fair value of the receivable, held in escrow, that the Company expects to receive in connection with the sale of IRP.

(2)	The $3,216 of net unrealized gains relate to investments that are still held at February 28, 2013, and the Company includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchase of $5,000 relates to the Company’s private investment in public equity (“PIPE”) in Inergy Midstream, L.P. (Common Units). The issuances of $810 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and VantaCore (Class A Preferred Units).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company’s investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”), (iii) yield analysis and (iv) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”), which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”), which is referred to as a EMV/DCF multiple. For these analyses, the Company utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and the Company focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, the Company selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Company applies a discount to the portfolio company’s estimated equity value for the size of the company and the lack of marketability in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such portfolio company. Typically, the Company’s analysis focuses on EV/EBITDA multiples. The Company selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Company utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The yield analysis utilizes yields of equity and debt securities for publicly traded companies in a similar line of business as the portfolio investment to estimate the fair value of such investment. The yield of an investment represents the annual interest or distribution earned from the investment divided by such investment’s market value. In the case of common unit / common equity investments, the analysis focuses on current and expected distribution yields of similar publicly traded companies (as estimated by third party and internal sources). Based on this data, the Company selects a range of yields and applies such range of yields to the portfolio company’s distribution estimates to calculate the portfolio company’s equity value. When calculating the portfolio company’s value, the Company applies a discount (in the form of a higher yield) for the size of the portfolio company and the lack of marketability in the portfolio company’s securities. In the case of debt and preferred equity investments, the analysis is focused on current market yields and credit spreads for similar debt and preferred investments. The Company selects a range of yields based on available market data and applies such range to the interest or preferred dividends paid on such portfolio company security.

The discounted cash flow analysis is used to estimate the enterprise value and equity value for the portfolio company based on estimated cash flows of such portfolio company. When estimating enterprise value, the Company uses the estimated unlevered cash flows for the portfolio company. When estimating equity value, the Company uses DCF for such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

determined by using estimated discount rates (a weighted average cost of capital when calculating the enterprise value and a required equity rate of return when calculating equity value). For the Company’s preferred equity investments, the discounted cash flow analysis is utilized to estimate the value of such security by calculating the present value of the security’s preferred distributions. In this calculation, the discount rates used are based on the Company’s assessment of the expected return market participants would require on such security. This assessment is based in part on prevailing yields of similar preferred stock and debt securities.

Under all of these valuation techniques, the Company estimates operating results of its portfolio companies (including EBITDA, DCF and unlevered cash flow). These estimates utilize unobservable inputs such as historical operating results, which may not be publicly available, and projected operating results, which will be based on operating assumptions for such portfolio company. The Company also consults with management of the portfolio companies to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples, selected range of yields and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, market yields or discount rates, each in isolation, may change the fair value of the Company’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in market yields or discount rates will result in a decrease in the fair value of the Company’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts) (UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company uses to value its portfolio investments categorized as Level 3 as of February 28, 2013:

Quantitative Table for Valuation Techniques

				Range		Weighted
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average(1)
Equity securities of	$11,122	- Discount to publicly traded	- Current discount	3.5%	4.2%	3.8%
public companies		securities
(PIPE) – valued based on a discount to market value			- Remaining restricted period	63 days	324 days	195 days

Equity securities of	78,179	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2013E EBITDA	4.2x	20.5x	10.6x
common units / common equity(2)			EV / 2014E EBITDA	17.5x	18.5x	18.0x
			EMV / 2013E DCF	9.0x	10.0x	9.5x
			- Discount for size and marketability	15.0%	20.0%	19.4%

		- M&A analysis	- Selected EV / EBITDA multiples	4.2x	18.5x	9.4x
		- Yield analysis	- Yields for peer securities	8.5%	10.0%	9.0%
		- Discounted cash flow	- Weighted average cost of capital	18.0%	22.0%	21.0%
			- Equity rate of return	18.0%	22.0%	20.0%

Equity securities of	10,070	- Yield analysis	- Yields for peer securities	11.7%	16.4%	14.0%
private companies –		- Discounted cash flow	- Selected rates of return	12.0%	16.3%	14.1%
preferred units

Debt securities of private companies(2)	14,093	- Discounted cash flow	- Weighted average cost of capital	21.5%	21.5%	21.5%

Other receivable(3)	2,900	- Estimated recovery	- Estimated claims against escrow	30.0%	30.0%	30.0%

Total	$116,364

(1)	Weighted average based on the fair value of investments in each category.

(2)	On March 5, 2013, the Company through a series of transactions exchanged its debt and equity interests in ProPetro for $9,754 in cash and a First Lien Term B Loan issued by ProPetro (the “ProPetro exchange”). The values for the Company’s debt and equity investments in ProPetro at February 28, 2013 were based on the values implied in the ProPetro exchange. See Note 12 — Subsequent Events.

(3)	The amount reflects the fair value of the receivable, held in escrow, that the Company expects to receive in connection with the sale of IRP.

4.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any.

In February 2013, the Company paid estimated federal income taxes of $605. At February 28, 2013, the Company had a net current income tax payable of $951. The payable is comprised of a federal income tax

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts) (UNAUDITED)

payable of $963 and a state income tax receivable of $12, the latter of which resulted from the Company’s estimated income tax payments being greater than its tax liability at February 28, 2013.

Components of the Company’s current and deferred tax assets and liabilities are as follows:

As of February 28, 2013
Net current tax liability	$(951)

Deferred tax asset:
Organizational costs	$14
AMT credit carryforwards	113
Deferred tax liabilities:
Net unrealized gains on investment securities	(33,433)

Total net deferred tax liability	$(33,306)

At February 28, 2013, the Company did not have any federal or state net operating loss carryforwards.

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss.

As of November 30, 2012, the identified cost of investments for federal income tax purposes was $292,019. The cost basis for federal income tax purposes is $23,696 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. Gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

As of February 28, 2013
Gross unrealized appreciation of investments	$102,411
Gross unrealized depreciation of investments	(26,551)

Net unrealized appreciation of investments	$75,860

Components of the Company’s income tax benefit (expense) were as follows:

For the Three Months Ended February 28, 2013
Current income tax expense — net investment income	$(20)
Deferred income tax expense — net investment income	(4)
Current income tax expense — net realized gains	(1,033)
Deferred income tax expense — net realized gains	(224)
Deferred income tax expense — net unrealized gains	(8,219)

Total income tax expense	$(9,500)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts) (UNAUDITED)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment income and realized and unrealized gains (losses) on investments before taxes for the three months ended February 28, 2013, as follows:

For the Three Months Ended February 28, 2013
Computed federal income tax at 35%	$(9,045)
State income tax, net of federal tax	(465)
Other, net	10

Total income tax expense	$(9,500)

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. As of February 28, 2013, the Company did not have any interest or penalties associated with the underpayment of any income taxes. Tax years from 2009 to 2012 remain open and subject to examination by tax jurisdictions.

5.	Concentration of Risk

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. Under normal circumstances, the Company intends to invest at least 80% of total assets in securities of Energy Companies. A key focus area for the Company’s investments in the energy industry is equity and debt investments in Midstream Energy Companies structured as limited partnerships. The Company also invests in equity and debt securities of Other Energy Companies and debt securities in Upstream Energy Companies. A substantial portion of the cash flow received by the Company is derived from investments in equity securities of MLPs. The amount of cash that an MLP has available for distributions and the tax character of such distributions are dependent upon the amount of cash generated by the MLP’s operations. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Company has entered into an Administration Agreement (the “Administration Agreement”) with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the Administration Agreement, Ultimus will provide certain administrative services for the Company. The Administration Agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the Administration Agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KAFA under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives a management fee from the Company. On September 28, 2012, the Company renewed its agreement with KAFA for a period of one year. The agreement will expire on October 2, 2013 and may be renewed annually thereafter upon the approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act).

The Company pays an amount equal on an annual basis to 1.75% of average total assets to KAFA as compensation for services rendered. This amount is payable each quarter after the end of the quarter. For

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts) (UNAUDITED)

purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding deferred taxes) shall equal gross asset value (which includes assets attributable to or proceeds from the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

The Company’s management fees for the three months ended February 28, 2013 were $1,538.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities and, therefore, as affiliates. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

As of February 28, 2013, the Company believes that Buckeye Partners, L.P., MarkWest Energy Partners, L.P. and PVR Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Company.

Direct Fuels Partners, L.P. — At February 28, 2013, the Company held a 37.8% limited partnership interest in Direct Fuels Partners, L.P. (“Direct Fuels”). The Company believes that the limited partnership interests of Direct Fuels should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. The Company’s President and Chief Executive Officer serves as a director on the board of the general partner for Direct Fuels. Although the Company does not own any interest in the general partner of Direct Fuels, it believes that it is an affiliate of Direct Fuels under the 1940 Act by virtue of its participation on the board of the general partner.

Plains All American GP LLC and Plains All American Pipeline, L.P.— Robert V. Sinnott is a member of the Company’s Board of Directors and Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Company, own units of Plains GP. Various advisory clients of KACALP and KAFA, including the Company, own units in PAA. The Company believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the ownership interests in the general partner by the Company and other affiliated Kayne Anderson funds and (ii) Mr. Sinnott’s participation on the board of Plains GP.

ProPetro Services, Inc. — At February 28, 2013, the Company held 19.6% of ProPetro Services, Inc. (“ProPetro”) outstanding common stock. The Company’s President and Chief Executive Officer and one of its Executive Vice Presidents serve as directors on ProPetro’s board of directors. The Company believes that it is an affiliate of ProPetro by virtue of its common stock ownership and its participation on its board of directors.

VantaCore Partners LP — At February 28, 2013, the Company held a 23.2% limited partnership interest in VantaCore Partners LP (“VantaCore”). The Company believes that the limited partnership interests of VantaCore should not be considered voting securities for purposes of the 1940 Act because of the limited scope and character of the rights of such securities. One of the Company’s Senior Vice Presidents serves as Chairman of the board of directors of the general partner for VantaCore. Although the Company does not own any interest in the general partner of VantaCore, it believes it is an affiliate of VantaCore under the 1940 Act by virtue of its participation on the board of the general partner.

7.	Derivative Financial Instruments

As of February 28, 2013, the Company held no derivative instruments, and during the three months ended February 28, 2013, the Company did not have any activity involving derivative instruments. See Note 2 — Significant Accounting Policies.

8.	Investment Transactions

For the three months ended February 28, 2013, the Company purchased and sold securities in the amount of $45,180 and $33,982 (excluding short-term investments), respectively.

9.	Restricted Securities

From time to time, certain of the Company’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At February 28, 2013, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units or Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P.
Class B Units	(2)	(3)	105	$5,002	$5,621	$53.36	2.2%	1.5%
Direct Fuels Partners, L.P.(4)
Class A Common Units	6/11/07	(5)	2,500	39,119	43,750	17.50	16.9	11.7
Class A Convertible Preferred Units(6)	5/14/09	(5)	97	1,952	1,929	20.00	0.7	0.5
Class B Convertible Preferred Units(6)	8/25/09	(5)	27	538	538	20.00	0.2	0.1
Class C Convertible Preferred Units(6)	11/20/09	(5)	20	408	458	22.58	0.2	0.1
Inergy Midstream, L.P.
Common Units	12/7/12	(3)	238	4,916	5,501	23.11	2.1	1.5
Plains All American GP LLC (7)
Common Units	(2)	(5)	3	4,320	9,392	2,696	3.6	2.5
ProPetro Services, Inc.
Common Shares	2/15/07	(5)	150,097	33	5,356	0.04	2.1	1.5
First Lien Term C Loan	2/15/07	(5)	$14,093	39,382	14,093	n/a	5.4	3.8
VantaCore Partners LP(8)(9)(10)
Class A Common Units	(2)	(5)	2,187	23,852	19,681	9.00	7.6	5.3
Class A Preferred Units	(2)	(5)	300	385	4,943	16.50	1.9	1.3
Class B Preferred Units	8/3/11	(5)	133	1,868	2,202	16.50	0.8	0.6

Total				$121,775	$113,464		43.7%	30.4%

Level 2 Investments(11)
Senior Notes and Secured Term Loans
Crestwood Holdings Partners, LLC	3/20/12	(5)	$13,972	$13,763	$14,391	n/a	5.5%	3.9%
Halcón Resources Corporation	7/24/12	(3)	2,000	2,042	2,218	n/a	0.9	0.6
PetroBakken Energy Ltd.	1/25/12	(3)	750	746	769	n/a	0.3	0.2
Rex Energy Corporation	(2)	(3)	2,946	2,985	3,012	n/a	1.2	0.8

Total				$19,536	$20,390		7.9%	5.5%

Total of all restricted securities				$141,311	$133,854		51.6%	35.9%

(1)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Security was acquired at various dates during the three months ended February 28, 2013 and/or in prior fiscal years.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	The Company’s investment in Direct Fuels includes 200 incentive distribution rights (20% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(5)	Unregistered security of a private company.

(6)	The Direct Fuels Convertible Preferred Units consist of three classes — Class A, B and C. Each class has a liquidation preference of $20.00 per unit and is convertible into Class A Common Units. The Class A Preferred Units are convertible into Class A Common Units at a price of $20.00 per unit. The Class B Preferred Units are convertible into Class A Common Units at a price of $18.50 per unit. The Class C Preferred Units are convertible into Class A Common Units at a price of $15.50 per unit.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

(7)	In determining the fair value for Plains GP, the Company’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, is a member of Plains GP’s board of directors (see Note 6 — Agreements and Affiliations). Certain private investment funds managed by KACALP may value their investment in Plains GP based on non-public information, and, as a result, such valuation may be different than the Company’s valuation.

(8)	The Company’s investment in VantaCore includes 1,823 incentive distribution rights (18% of total outstanding incentive distribution rights) for which the Company assigns a value of zero.

(9)	The Class A Preferred Units are senior to the VantaCore Common Units in liquidation preference. The Class A Preferred Units have a liquidation preference of $17.50 per unit and were issued by VantaCore to holders of the common and preferred units to the extent that such units did not receive full cash distributions.

(10)	The Class B Preferred Units have a liquidation preference of $17.50 per unit and a minimum quarterly distribution of $0.3825 per unit and are senior to all other equity classes of VantaCore in distributions and liquidation preference.

(11)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

10.	Credit Facility

As of February 28, 2013, the Company’s amended and restated senior secured revolving credit facility (the “Credit Facility”) had a total commitment amount of $85,000 and a maturity date of March 30, 2014. On March 11, 2013, the Company amended its Credit Facility to add a new lender to the syndicate and to increase the total commitment amount by $10,000 to $95,000. All other terms of the Credit Facility, including its maturity date of March 30, 2014, remained the same. See Note 12 — Subsequent Events. Outstanding loan balances accrue interest daily at a rate equal to LIBOR plus 2.00% based on current borrowings and the current borrowing base. If borrowings exceed the borrowing base attributable to “quoted” securities (generally defined as equity investments in public MLPs and midstream companies and investments in bank debt and high yield bonds which are traded), the interest rate will increase to LIBOR plus 3.00%. The Company pays a commitment fee of 0.50% per annum on any unused amounts of the Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets and are guaranteed by any of the Company’s future subsidiaries, other than special purpose subsidiaries. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including: (a) maintaining a ratio, on a consolidated basis, of total assets (excluding deferred tax assets) less liabilities (other than indebtedness and deferred tax liabilities) to aggregate indebtedness of the Company of not less than 3.0:1.0, (b) maintaining the value of the portion of the Company’s portfolio that can be converted into cash within specified time periods and valuations at no less than 10% of the principal amount outstanding under the Credit Facility during any period when adjusted outstanding principal amounts exceed a specified threshold percentage of the Company’s adjusted borrowing base, (c) maintaining consolidated net assets at each fiscal quarter end of not less than the greater of: 40% of the consolidated total assets of the Company and its subsidiaries, and $85,000 ($95,000 as of March 11, 2013) plus 25% of the net proceeds from any issuance of equity securities by the Company and its subsidiaries subsequent to the closing of the Credit Facility, (d) limitations on additional indebtedness, (e) limitations on liens, (f) limitations on mergers and other fundamental changes, (g) limitations on dividends and other specified restricted payments, (h) limitations on disposition of assets, (i) limitations on transactions with affiliates, (j) limitations on agreements that prohibit liens on properties of the Company and its subsidiaries, (k) limitations on sale and leaseback transactions, (l) limitations on specified hedging transactions, (m) limitations on changes in accounting treatment and

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

reporting practices, (n) limitations on specified amendments to the Company’s investment management agreement during the continuance of a default, (o) limitations on the aggregate amount of unfunded commitments, and (p) limitations on establishing deposit, securities or similar accounts not subject to control agreements in favor of the lenders. The Credit Facility also contains customary representations and warranties and events of default.

Under the terms of the Credit Facility, if an investment becomes non-performing, it will reduce the Company’s borrowing base and could cause the Company to be in default under the terms of its loans under the Credit Facility. Debt investments are generally characterized as non-performing if such investments are in default of any payment obligations, and private MLP equity investments are generally characterized as non-performing if such investments fail to pay cash distributions, in their most recent fiscal quarter, that are greater than 80% of their minimum quarterly distribution amount.

Under the terms of the Credit Facility, if borrowings exceed 90% of borrowing base, the Credit Facility restricts the Company in the amount of distributions the Company may pay to stockholders to no more than the amount of distributable cash flow for the current quarter and prior three quarters. As of February 28, 2013, the Company had $75,000 borrowed under its Credit Facility (at an interest rate of 2.21%), which represented 52.1% and 58.4% of its borrowing base and quoted borrowing base of $143,888 and $128,505, respectively. The maximum amount that the Company can borrow under its Credit Facility is limited to the lesser of the commitment amount of $85,000 ($95,000 as of March 11, 2013) and its borrowing base.

As of February 28, 2013, the Company was in compliance with all financial and operational covenants required by the Credit Facility.

11.	Common Stock

The Company has 200,000,000 shares of common stock authorized. Transactions in common shares for the three months ended February 28, 2013 were as follows:

Shares outstanding at November 30, 2012	10,405,130
Shares issued through reinvestment of dividends and distributions	13,715

Shares outstanding at February 28, 2013	10,418,845

12.	Subsequent Events

On March 5, 2013, the Company exchanged all of its equity investment in ProPetro and a portion of its First Lien Term C Loan for a First Lien Term B Loan issued by ProPetro. The First Lien Term B Loan pays interest in cash at a rate of 10.00% per annum and has a maturity date of June 30, 2015 ($9,754 principal amount). The Company’s remaining investment in the First Lien Term C Loan was repaid in cash at par value including accrued interest ($9,754). As of February 28, 2013, the total value of the Company’s investment in ProPetro was $19,449. At February 28, 2013, the Company’s total cost basis in ProPetro was $39,415. The sale of ProPetro will result in a change from an unrealized loss to a realized loss of approximately $20 million to the Company in the second quarter.

On March 11, 2013, the Company amended its Credit Facility to add a new lender to the syndicate and increase the total commitment amount by $10,000 to $95,000. All other terms of the Credit Facility remained the same.

On March 28, 2013, the Company declared its quarterly distribution of $0.435 per common share for the first quarter of fiscal 2013 for a total of $4,532. The distribution will be paid on April 26, 2013 to common stockholders of record on April 19, 2013.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

Robert V. Sinnott	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.